Supplement dated June 16, 2011
to the Class J Prospectus
for Principal Funds, Inc.
dated March 1, 2011

(as supplemented on March 14, 2011)

This supplement updates information currently in the Prospectus. Retain this supplement with the
Prospectus.

FUND SUMMARIES

DIVERSIFIED INTERNATIONAL FUND

Add the following under the Performance heading, just above the Total Returns as of December 31 each year heading:

Effective June 30, 2011, the benchmark will change. The Investment Advisor and Sub-Advisor believe the
MSCI EAFE Index NDTR D is more widely used for funds in the foreign large blend category than the
MSCI ACWI Ex-US Index.

Add the following to the Average Annual Total Returns table:

Average Annual Total Returns
For the periods ended December 31, 2010	1 Year	5 Years	10 Years
MSCI EAFE Index NDTR D (reflects no deduction for fees, expenses, or taxes)	7.75%	2.46%	3.50%

GOVERNMENT & HIGH QUALITY BOND FUND

Effective July 1, 2011, under the Management and Sub-Advisor(s) and Portfolio Manager(s) headings, insert the following:
• Greg L. Tornga (since 2011), Head of Fixed Income and Portfolio Manager

INCOME FUND

Effective July 1, 2011, under the Management and Sub-Advisor(s) and Portfolio Manager(s) headings, insert the following:
• Greg L. Tornga (since 2011), Head of Fixed Income and Portfolio Manager

INTERNATIONAL GROWTH FUND

On June 14, 2011, the Board of Directors of Principal Funds, Inc. approved the acquisition of the assets of the International Growth Fund by the Diversified International Fund. This proposal will be submitted for shareholder vote at a Special Meeting of Shareholders of International Growth Fund tentatively scheduled for October 3, 2011. Additional information about this proposal will be provided in the Proxy
Statement/Prospectus that is expected to be mailed to record date shareholders of International Growth
Fund in August 2011. If shareholders approve this proposal, the acquisition is expected to occur on or about October 14, 2011.

SHORT-TERM INCOME FUND

Effective July 1, 2011, under the Management and Sub-Advisor(s) and Portfolio Manager(s) headings, insert the following:
• Greg L. Tornga (since 2011), Head of Fixed Income and Portfolio Manager

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

Throughout the table, delete the row labeled “Securities Lending Risk” and related explanatory text.

For the LargeCap S&P 500 Index Fund, for the row labeled “Management Risk”, delete “Not Applicable”
and substitute “Non-Principal.

MANAGEMENT OF THE FUNDS

The Sub-Advisors
Effective July 1, 2011, in the section for Edge Asset Management, Inc., add the following:
Greg L. Tornga joined Edge in 2011. Previously, Mr. Tornga worked at Payden & Rygel Investment
Management in Los Angeles. He earned a bachelor’s degree from the University of Michigan and an MBA from the Argyros School of Business at Chapman University. Mr. Tornga has earned the right to use the
Chartered Financial Analyst designation.

In the section for Montag & Caldwell, delete the second paragraph and replace with the following:

M&C is the sub-advisor for a portion of the assets of the LargeCap Growth Fund II.

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